Exhibit 99.1

FOR IMMEDIATE RELEASE

Leidos to Acquire 1901 Group, Enhancing Cloud and Digital Modernization Capabilities
Transaction Expands Leidos' Portfolio with New Offerings and Technical Capabilities

(RESTON, Va.) Dec. 10, 2020 – Leidos Holdings, Inc. (NYSE: LDOS) (“Leidos”), a FORTUNE® 500 science and technology leader, today announced that it has entered into a definitive agreement to acquire 1901 Group, a leading provider for managed IT services and cloud solutions in the private and public market.

1901 Group delivers leading cloud, cybersecurity and enterprise-scale digital modernization services and capabilities that improve performance and reduce costs. Their unique approach applies technology and process automation to a set of repeatable and reusable services. This provides customers with complete flexibility to tailor their needs across a spectrum of support models – from off-premise managed services to traditional on-premise support, as well as a targeted mix of hybrid models. The company, founded in 2009, was established on the principle that IT can be efficiently delivered as an outcome-based service. 1901 Group brings a strategic, transformative approach to IT service delivery with over a decade of experience delivering IT to the federal marketplace.

The acquisition of 1901 Group will advance Leidos’ position in the digital modernization market and expand its ability to address the accelerating cloud and IT services markets. This will allow Leidos to respond to growing customer demand for more fixed-priced, utility-based business arrangements. Leidos will also leverage 1901’s proven IT, cloud factories and fully-integrated service delivery platforms.

“We are pleased to welcome 1901 Group’s team of digital transformation experts who share Leidos’ commitment to making the world safer, healthier and more efficient through IT,” said Leidos Chairman and CEO Roger Krone. “Leidos and 1901 Group both strive to provide customers with progressive, agile and secure solutions. Together, we will be better positioned to continue successfully providing these critical solutions while navigating growing trends in the IT marketplace.”

“1901 Group will provide substantial new capabilities to enhance the value we bring to existing defense customers and position Leidos to meet the growing demand for cloud-based solutions in the defense market,” said Leidos Defense Group President Gerry Fasano. “The Leidos Defense Group will work to ensure these new capabilities are readily accessible to enhance our offerings and pursuits across the company.”

“1901 Group is very excited about our future with Leidos,” said 1901 Group Founder and CEO Sonu Singh. “We have closely shared values based upon a commitment to our customers, our employees, and our mission of utilizing untapped IT talent across all geographies. The opportunities this acquisition will unlock by combining our Enterprise IT Operations Centers and secure FedRAMP platform with the unmatched depth and scale of Leidos sets us up for great success. We look forward to closing this deal and officially becoming a part of Leidos.”

Transaction Details

Leidos expects to fund the $215 million purchase price with cash on hand.

Approvals and Timing

The Board of Directors of both companies unanimously approved the transaction. It is expected to close the first quarter of 2021, subject to the satisfaction of customary closing conditions, including receipt of regulatory approvals.

Advisors

Holland & Knight, LLP is serving as legal advisor to Leidos. Pillsbury Winthrop Shaw Pittman LLP is serving as legal advisor to 1901 Group, and Baird served as exclusive advisor to 1901 Group on this transaction.

About Leidos

Leidos is a Fortune 500® information technology, engineering, and science solutions and services leader working to solve the world’s toughest challenges in the defense, intelligence, homeland security, civil, and health markets. The company’s 38,000 employees support vital missions for government and commercial customers. Headquartered in Reston, Va., Leidos reported annual revenues of approximately $11.09 billion for the fiscal year ended January 3, 2020. For more information, visit www.Leidos.com.

About 1901 Group

1901 Group is a leading provider of innovative IT services and solutions in the public and private sector market that delivers improved service delivery by leveraging our FedRAMP authorized Enterprise IT Operations Center (EITOC) to provide 24/7 support of end-users, complex IT infrastructure environments, and mission-critical systems. Headquartered in Reston, VA, 1901 Group has three offices in Virginia (Reston, Blacksburg, Abingdon), plus personnel in more than 26 locations across the United States. The 1901 Group family includes over 400 experts serving customers worldwide. We support a highly skilled workforce with a ratio of 2/1 technology certifications to engineers and have been recognized as one of Virginia’s Fantastic 50 fastest growing businesses.

Cautionary Statement Regarding Forward-Looking Statements

The forward-looking statements contained in this release involve risks and uncertainties that may affect Leidos' operations, markets, products, services, prices and other factors as discussed in filings with the Securities and Exchange Commission (the "SEC"). Without limiting the foregoing, forward-looking statements often use words such as "believe," "anticipate," "plan," "expect," "estimate," "intend," "seek," "project", "target," "goal," "may," "will," "would," "could," "should," "can," "continue" and other words of similar meaning in connection with a discussion of the transaction or future operating or financial performance or events. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of Leidos will be realized. This release also contains statements about the proposed acquisition of 1901 Group that are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond Leidos' control, which could cause Leidos' actual results to differ materially from these forward-looking statements with respect to the transaction, including risks relating to the completion of the transaction on anticipated terms and timing, including regulatory approvals, anticipated tax treatment, ability to retain key personnel, the dependency of the transaction on market conditions and the impact of a change in market conditions on the value to be received in the transaction, unforeseen liabilities, future capital expenditures, uncertainty as to the expected financial condition and economic performance of the company following the closing, including future revenues, expenses, earnings, indebtedness, losses, prospects, business strategies for the management, expansion and growth of the company following the closing, Leidos' ability to integrate the businesses successfully and to achieve anticipated synergies, and the risk that disruptions from the transaction will harm Leidos' business. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Leidos' consolidated financial condition, results of operations or liquidity. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see Leidos' filings with the SEC, including

"Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in Leidos' annual report on Form 10-K for the year ended December 2019, and in its quarterly reports on Form 10-Q which are available at http://www.Leidos.com and at the SEC's web site at http://www.sec.gov. The forward-looking statements contained in this release are made only as of the date of this release. Readers are cautioned not to put undue reliance on forward-looking statements. Leidos assumes no obligation to provide revisions or updates to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

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Contacts:

Media:
Thomas Doheny
(571) 474-4735
dohenyt@leidos.com

Alyssa Pettus
(571) 992-5499
alyssa.t.pettus@leidos.com

Investors:
Peter M. Berl
(571) 526-7582
ir@leidos.com